SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                   FUNCO, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

- - --------------------------------------------------------------------------------

                                [FUNCOLAND LOGO]
                                 FUNCO, INC.
                             10120 West 76th Street
                              Minneapolis, MN 55344

                                                                 June 28, 1996

Dear Shareholder:

You are cordially invited to attend the 1996 Annual Meeting of Shareholders of Funco, Inc. The meeting will be held at 10:00 a.m. Central Daylight Time on Friday, August 2, 1996, at the Minneapolis Ramada Plaza Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota 55305. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to vote your proxy.

On behalf of our Board of Directors and employees, thank you for your continued support and interest in Funco, Inc.

                                     Sincerely,


                                     /s/ David R. Pomije
                                     David R. Pomije
                                     Chairman and Chief Executive Officer


- - --------------------------------------------------------------------------------


                                [FUNCOLAND LOGO]
                                   FUNCO, INC.
                             10120 West 76th Street
                          Minneapolis, Minnesota 55344

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Please take notice that the 1996 Annual Meeting of Shareholders of Funco, Inc., a Minnesota corporation (the "Company"), will be held at the Ramada Plaza Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota 55305, on Friday, August 2, 1996, at 10:00 a.m. Central Daylight Time, to consider and vote upon the following matters, as described in the accompanying Proxy Statement:

     1.   Election of directors of the Company.

     2. Approval of the amendment to the Company's 1993 Stock Option Plan to increase the number of shares reserved for issuance under such plan.

     3. Approval of appointment of Ernst & Young LLP as independent auditors of the Company.

     4. Such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The Board of Directors of the Company has fixed the close of business on June 18, 1996, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting.

Shareholders who do not expect to be personally present at the Annual Meeting are urged to vote, sign, date and return the accompanying proxy in the enclosed, postage paid return envelope as soon as possible. The Board of Directors of the Company sincerely hopes, however, that all shareholders who can attend the Annual Meeting will do so.

                                By Order of the Board of Directors


                                /s/ Robert M. Hiben
                                Robert M. Hiben
                                Secretary

June 28, 1996

- - --------------------------------------------------------------------------------


                                   FUNCO, INC.
                             10120 West 76th Street
                          Minneapolis, Minnesota 55344

                                 PROXY STATEMENT

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 1996

                     SOLICITATION AND REVOCATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Funco, Inc. (the "Company") in connection with the 1996 Annual Meeting of Shareholders of the Company, which will be held on August 2, 1996, and any adjournments thereof. A person giving the enclosed proxy has the power to revoke it at any time before the convening of the Annual Meeting. Revocations of proxy will be honored if received at the offices of the Company, addressed to the attention of Robert M. Hiben, on or before August 1, 1996. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers who will be seated at the door of the meeting hall. Unless so revoked, all properly executed proxies will be voted as specified. In the event no choice is specified on the proxy, the shares represented by such proxy will be voted FOR the nominees for directors set forth herein, FOR the amendment to the 1993 Stock Option Plan, and FOR the appointment of Ernst & Young LLP, as the Company's independent auditors. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors should decline or be unable to serve, the persons named in the proxy will vote the same in accordance with their discretion.

Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by mail, but officers, directors and other employees of the Company may also solicit proxies by telephone, telegraph or personal calls. No extra compensation will be paid by the Company for such solicitation. The Company may reimburse brokers, banks and other nominees holding shares for others for the cost of forwarding proxy materials to, and obtaining proxies from, their principals. This Proxy Statement is first being mailed to shareholders on or about June 28, 1996.

                                  VOTING RIGHTS

Only shareholders of record at the close of business on June 18, 1996, are entitled to notice of and to vote at the meeting or any adjournment thereof. As of that date, there were issued and outstanding 5,892,212 shares of Common Stock of the Company, the only class of securities of the Company entitled to vote at the Annual Meeting. Each shareholder of record is entitled to one vote for each share registered in the shareholder's name as of the record date. The Articles of Incorporation of the Company do not grant the shareholders the right to vote cumulatively for the election of directors. The presence in person or by proxy of holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

Abstentions and broker non-votes are counted for the purpose of determining whether a quorum is present at the Annual Meeting. For the purpose of determining whether a proposal (but not on the election of directors) has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (the broker non-votes), those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

                            OWNERSHIP OF COMMON STOCK

The following table sets forth certain information as of June 18, 1996, with respect to the stock ownership of all persons known by the Company to be beneficial owners of more than five percent of its outstanding shares of Common Stock, each director, each nominee for director, each of the named executive officers and all officers and directors of the Company as a group:


                                                     NUMBER OF SHARES        PERCENT OF
       NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIALLY OWNED   OUTSTANDING SHARES
       ------------------------------------         ------------------   ------------------
David R. Pomije                                        2,589,092(1)             43.9%
 10120 West 76th Street
 Minneapolis, MN 55344

Stanley A. Bodine                                        159,096(2)              2.7%

Richard T. Guidera                                         8,500(3)           Less than 1%

George E. Mileusnic                                       11,500(4)           Less than 1%

Patrick J. Ferrell                                         7,500(5)           Less than 1%

All officers and directors as a group (7
persons)                                               2,843,362(6)             48.3%


(1) Includes 15,642 shares issuable upon exercise of currently exercisable options and options exercisable within 60 days of the record date.

(2) Includes 36,194 shares issuable upon exercise of currently exercisable options and options exercisable within 60 days of the record date.

(3) Includes 4,500 shares issuable upon exercise of currently exercisable options and options exercisable within 60 days of the record date.

(4) Includes 8,000 shares issuable upon exercise of currently exercisable options and options exercisable within 60 days of the record date.

(5) Includes 6,500 shares issuable upon exercise of currently exercisable options and options exercisable within 60 days of the record date.

(6) Includes 113,435 shares issuable upon exercise of currently exercisable options and options exercisable within 60 days of the record date.

                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

Management has nominated the individuals listed below for election as directors, each to serve until the next Annual Meeting of Shareholders and until his successor is elected and qualified or until his earlier resignation or removal.

Unless instructed not to vote for the election of directors or not to vote for any specified nominee, the proxies will vote to elect the listed nominees. If any of the nominees are not candidates for election at the Annual Meeting, which is not currently anticipated, the proxies may vote for such other persons as they, in their discretion, may determine.


                              NAME           AGE    DIRECTOR SINCE
                              ----           ---    --------------
                      David R. Pomije        40          1988
                      Stanley A. Bodine      46          1992
                      Richard T. Guidera     67          1992
                      George E. Mileusnic    41          1993
                      Patrick J. Ferrell     39          1995

DAVID R. POMIJE is the founder of the Company and has been chairman of the board and chief executive officer of the Company since its inception in March 1988. He also served the Company as its president and chief financial officer until April 1995. Mr. Pomije's prior experience includes nine years within the consumer electronics industry. Prior to founding the Company, he was president of Protectronics, Inc., a home computer mail order business, for three years. Protectronics, Inc. filed for liquidation under Chapter 7 of the federal Bankruptcy Code on March 25, 1988. From 1987 to 1988, Mr. Pomije was a director of Cady Communications, Inc., a reseller of business telephone systems.

STANLEY A. BODINE was named president and chief operating officer of the Company in April 1995. He had served as executive vice president since March 1992 and has been a director of the Company since May 1992. From October 1991 to March 1992, he worked for Funco as a management consultant. Mr. Bodine held various management positions with The Pillsbury Company from 1978 to 1991, most recently as senior vice president of The Haagen-Dazs Company, with responsibility for business development in the United States, Europe and the Pacific Rim. He also served as general manager of Haagen-Dazs International and director of planning and development for Pillsbury's domestic and international divisions.

RICHARD T. GUIDERA was elected to the Board of Directors in September 1992. Since 1984, Mr. Guidera has been president of The Guidera Group, Inc., a firm providing shopping center consulting and business brokerage services to retailers. Prior thereto he had served as executive vice president of operations and leasing and a partner of The Center Companies, which was formed in 1980 as a successor to Dayton-Hudson Properties.

GEORGE E. MILEUSNIC was elected to the Board of Directors in December 1993. Since August 1994, Mr. Mileusnic has been the executive vice president and chief financial officer of The Coleman Company, Inc., a leading manufacturer and marketer of brand name consumer products for the camping and related outdoor recreational markets in the United States and Canada. He joined The Coleman Company in September 1989 as the senior vice president and chief financial officer. From 1987 to 1989, he was senior vice president and controller of Burger King Corporation, a subsidiary of The Pillsbury Company.

PATRICK J. FERRELL was elected to the Board of Directors in May 1995. Since 1991, Mr. Ferrell has served as chief executive officer of Infotainment World, Inc., a subsidiary of IDG Communications which publishes GamePro, S.W.A.T. Pro and Electronic Entertainment magazines, as well as related tip books and strategy guides. Mr. Ferrell is the founder of Infotainment World, Inc. and has been president since 1989. Mr. Ferrell, a CPA, has held a variety of financial management positions at Visa, U.S.A., Failure Analysis Associates, Foster Farms and Peat, Marwick, Mitchell & Co.

DIRECTORS' COMPENSATION. Directors who are not otherwise employees of the Company are paid an annual retainer of $2,400, plus $200 for each committee meeting attended which was not held on the same date as a regular board meeting. During fiscal 1996, an aggregate of $7,200 was paid or accrued to outside directors for their services. Nonemployee directors are eligible for stock option awards under the Company's 1992 Stock Option Plan for Nonemployee Directors.

           COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE



The Board of Directors met three times during the past fiscal year. All directors attended each of the meetings held during the period in which each was a director, except Mr. Guidera who attended two of the three meetings. The Board of Directors has Executive, Compensation and Audit Committees, each comprised of two members. The Board of Directors does not have a Nominating Committee.

EXECUTIVE COMMITTEE. The Executive Committee is authorized to take action between meetings of the Board, subject to Board ratification. The Executive Committee did not meet during fiscal 1996. The current members of the Executive Committee are Messrs. Pomije and Bodine.

AUDIT COMMITTEE. The Audit Committee has the principal function of reviewing the adequacy of the Company's internal controls, conferring with the independent auditors concerning the scope of their examination of the books and records of the Company, recommending to the Board of Directors the appointment of independent auditors and considering other appropriate matters regarding the financial affairs of the Company. The Audit Committee met two times during fiscal 1996. The current members of the Audit Committee are Messrs. Mileusnic and Ferrell.

COMPENSATION COMMITTEE. The principal function of the Compensation Committee is to make recommendations to the Board of Directors concerning the compensation of executive officers and other management personnel. The Compensation Committee met four times during fiscal 1996. The current members of the Compensation Committee are Messrs. Guidera and Mileusnic.

                      REPORT OF THE COMPENSATION COMMITTEE


COMMITTEE OBJECTIVES. With respect to executive compensation, the objectives of the Committee are to establish and maintain programs and practices that will align executive compensation with the Company's performance and profitability, and motivate and retain executive officers.

In meeting these objectives, the Compensation Committee has determined that executive compensation plans are to include competitive base salaries, performance based cash bonuses and appropriate long-term stock based incentive awards.

ELEMENTS OF THE COMPANY'S EXECUTIVE COMPENSATION PLANS

BASE SALARY. The Board of Directors establishes the base salary level for each executive officer, including the chief executive officer, based upon recommendation of the Compensation Committee. In developing specific salary recommendations, the Compensation Committee considers the scope of responsibility of each executive officer, the individual's experience and the competitive marketplace for the position.

PERFORMANCE BASED CASH BONUS. The Board of Directors establishes an annual cash bonus plan based upon recommendation of the Compensation Committee, which correlates incentive payments to factors including overall Company financial performance, specific individual objectives and the individual executive officer's base salary. The Company did not award performance based cash bonuses to any of its named executive officers during fiscal 1996.

STOCK BASED INCENTIVE AWARDS. The Compensation Committee and the Board of Directors believe that stock based incentive awards encourage and reward effective management actions that bring about long term corporate financial success, primarily as measured by increases in shareholder value. Accordingly, the Board of Directors, upon recommendation of the Compensation Committee, has made periodic grants of stock options to executives.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER. The following criteria were applied by the Compensation Committee to determine compensation for the Chief Executive Officer, Mr. Pomije, for the last fiscal year.

       a) The Committee established Mr. Pomije's annual base salary for fiscal 1996 to be $180,000, based upon the criteria described above regarding base salary.

       b) The Committee established Mr. Pomije's annual incentive bonus opportunity at a level at which achievement of bonus, together with base salary, would have been marketplace competitive. The Company did not achieve the requisite financial results, therefore, no incentive bonus was awarded to Mr. Pomije in fiscal 1996.

       c) The Committee recommended to the Board of Directors that in fiscal 1996, pursuant to the 1993 Stock Option Plan, Mr. Pomije should be granted options to acquire 18,500 shares of Common Stock at an exercise price of $4.90 per share.

                               The Compensation Committee:

                               Richard T. Guidera
                               George E. Mileusnic


                            EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE. The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's chief executive officer and the one other executive officer whose total annual compensation in fiscal 1996 (based on salary and bonus) exceeded $100,000 (the "Named Executive Officers").


                                        ANNUAL COMPENSATION     LONG TERM
                               FISCAL   -------------------    COMPENSATION
NAME AND PRINCIPAL POSITION     YEAR      SALARY      BONUS    AWARDS/OPTIONS
- - ---------------------------     ----      ------      -----    --------------
David R. Pomije                 1996     $180,000       -     18,500 shares
 Chief executive officer        1995      180,000       -     14,214 shares
                                1994      180,000       -     -

Stanley A. Bodine               1996      153,750       -     33,500 shares
 President                      1995      153,750       -     13,355 shares
                                1994      150,000       -     12,500 shares

OPTIONS GRANTED DURING FISCAL 1996. The following table provides information relating to options granted to the Named Executive Officers during fiscal 1996.


                                                                                  POTENTIAL REALIZABLE
                                         INDIVIDUAL GRANT                           VALUE AT ASSUMED
                     ---------------------------------------------------------    ANNUAL RATE OF STOCK
                                   PERCENT OF TOTAL                                PRICE APPRECIATION
                                    OPTIONS GRANTED                                 FOR OPTION TERM
                                          TO                                      ---------------------
                      OPTIONS        EMPLOYEES IN       EXERCISE    EXPIRATION
       NAME          GRANTED(1)       FISCAL YEAR       PRICE(2)       DATE          5%         10%
       ----          ----------       -----------       --------       ----          --         ---
David R. Pomije        18,500             6.1%           $4.90       6/14/2000    $25,045    $ 55,343

Stanley A. Bodine      18,500             6.1             4.45       6/14/2005     51,774     131,205
                       15,000             5.0             3.40      12/14/2005     32,074      81,281
                       ------            ----                                      ------      ------
                       33,500            11.1%                                    $83,848    $212,486
                       ======            ====                                     =======    ========

(1) The number indicated is the number of shares of Common Stock that can be acquired upon exercise of the option. The Company has not granted any SARs. All options granted in fiscal 1996 are nontransferable, vest over a period of three years, become exercisable in three equal annual installments commencing either June 15, 1996 or December 15, 1996, and provide for forfeiture of unvested options upon termination of employment.

(2) The exercise price is equal to the fair market value of the Common Stock on the date of grant; however, the exercise price for Mr. Pomije was increased by 10% as required by the federal tax code, as Mr. Pomije owns greater than 10% of the outstanding Common Stock.

AGGREGATE OPTION EXERCISES DURING FISCAL 1996 AND FISCAL YEAR END OPTION VALUES. The following table provides information related to options exercised by the Named Executive Officers during fiscal 1996 and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.



                                                                                VALUE OF
                                                                               UNEXERCISED
                                                       NUMBER OF              IN-THE-MONEY
                                                 UNEXERCISED OPTIONS AT        OPTIONS AT
                       SHARES                       FISCAL YEAR END        FISCAL YEAR END(1)
                    ACQUIRED ON      VALUE       ------------------------  ------------------
       NAME           EXERCISE      REALIZED     EXERCISABLE UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
David R. Pomije            -              -          4,738       27,976          -          -
Stanley A. Bodine      6,600        $16,797         28,409       66,096    $25,121    $30,146


(1) Value is determined by the difference between the closing price of the Company's Common Stock on March 31, 1996, which was $4.375, and the option exercise price multiplied by the number of shares subject to the option.

                            STOCK PERFORMANCE CHART

PERFORMANCE GRAPH. The following table compares the cumulative total stockholder return on Common Stock for the period commencing on August 12, 1992, the date of the Company's initial public offering, through March 31, 1996, with the cumulative total return on the NASDAQ United States Stock Market Index and the NASDAQ Retail Index over the same period. This comparison assumes $100 was invested on August 12, 1992, in the Company's Common Stock and in each of the foregoing indices, and assumes reinvestment of all dividends.

                            8/12/92   4/04/93   4/03/94   4/02/95  3/31/96
                            -------   -------   -------   -------  -------
FUNCO, INC.                   100       245       266        89        80
NASDAQ STOCK MARKET-US        100       117       131       145       201
NASDAQ RETAIL TRADE           100       104       111       109       136


                                PROPOSAL NO. 2
                   AMENDMENT TO THE 1993 STOCK OPTION PLAN



BACKGROUND
The Company reserved 750,000 shares of Common Stock for issuance under the 1992 Employee Incentive Stock Option Plan (the "1992 Plan"). The Company granted 401,250 options to purchase shares of Common Stock under the 1992 Plan, of which 147,550 have been exercised. As of fiscal year end 214,500 such options were outstanding, of which 85,960 were exercisable. Effective May 1993, following shareholder approval in August 1993, the 1992 Plan was terminated with respect to future grants and the 1993 Stock Option Plan was adopted.

The 1993 Stock Option Plan initially reserved 348,750 shares, equal to the ungranted portion of the terminated 1992 Plan. Options available under the 1993 Stock Option Plan increase annually on May 1st by an amount equal to 1% of the number of shares of the Company's outstanding Common Stock at fiscal year end. Pursuant to the terms of the Company's 1993 Stock Option Plan, an aggregate of 523,182 shares of Common Stock has been reserved which includes 58,779 shares reserved on May 1, 1996. As of fiscal year end 433,009 such options were outstanding, of which 81,277 were exercisable. Additionally, as of fiscal year end 2,033 options granted under the 1993 Stock Option Plan have been exercised.

AMENDMENT TO 1993 STOCK OPTION PLAN
The Board of Directors, upon recommendation of the Compensation Committee, has adopted, subject to shareholder approval, an amendment to the 1993 Stock Option Plan (the "Plan") which would increase by 300,000 the number of shares of Common Stock currently available for issuance to officers and employees of the Company upon grants of options under the Plan (from the 523,182 described above to 823,182). The additional shares may be issued upon the exercise of options that qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, or upon the exercise of options that do not so qualify. Options granted under the Plan are exercisable over periods of up to ten years from the date of grant. The Plan would retain the provision described above which allows the Company to reserve an additional 1% of the total number of shares of Common Stock outstanding at fiscal year end.

The text of the amendment is set forth below. If approved by the shareholders, the amendment will become effective as of the date of such approval, August 2, 1996. A copy of the full text of the Plan is available from the Company upon request.

The Funco, Inc. 1993 Stock Option Plan dated May 28, 1993, as amended ("Plan"), is hereby amended, subject to shareholder approval, effective August 2, 1996, by the revision of paragraph 1 of Section 3 of the Plan in its entirety to read as follows:

    "SECTION 3. Stock Subject to Plan.

       The total number of shares of Stock reserved and available for distribution under the Plan shall be, effective August 2, 1996, increased by 300,000 shares to 823,182 shares of Stock, which number shall be increased annually, on May 1st, by an amount equal to 1% of the number of shares of Stock outstanding as of the end of the most recently ended fiscal year. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The number of shares of Stock available for Incentive Stock Options shall be limited to 648,750."

    Except as stated above, the Plan remains in full force and effect.

The affirmative vote of a majority of the shares of Common Stock represented in person or proxy and entitled to vote at the Annual Meeting is required to approve the amendment.

The Board of Directors recommends a vote FOR the approval of the amendment to the 1993 Stock Option Plan.

                                 PROPOSAL NO. 3
                       APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP, independent auditors, have been the auditors of the accounts of the Company for the past six fiscal years. They have been appointed by the Board of Directors of the Company for the purpose of auditing the Company's accounts for the 1997 fiscal year and shareholder approval of such appointment is requested.

Representatives of the firm of Ernst & Young LLP will be in attendance at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they desire to do so. In addition, they will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of Common Stock represented in person or proxy and entitled to vote at the Annual Meeting is required to approve the appointment of Ernst & Young LLP.

All proxies not voted against the appointment of Ernst & Young LLP, not abstaining from voting and not marked as broker non-votes shall be voted FOR the appointment of Ernst & Young LLP. In the event that the appointment of Ernst & Young LLP should not be approved by shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time, either this fiscal year or the next.

The Board of Directors recommends a vote FOR the appointment of Ernst & Young
LLP.

                SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

All shareholder proposals intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company at its offices on or before February 27, 1997.

                                    GENERAL

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during fiscal 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

OTHER MATTERS. The Board of Directors is not aware that any matter, other than those described in the Notice, will be presented for action at the Annual Meeting. If, however, other matters do properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxied shares in accordance with their best judgment on such matters.

                            ADDITIONAL INFORMATION

A copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 1996, accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement.

                                    By Order of the Board of Directors


                                    /s/ Robert M. Hiben
                                    Robert M. Hiben
                                    Secretary

June 28, 1996


- - --------------------------------------------------------------------------------


PROXY

                                 FUNCO, INC.
               ANNUAL MEETING OF SHAREHOLDERS -- AUGUST 2, 1996

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints David R. Pomije and Stanley A. Bodine, or either of them, proxies or proxy, with full power of substitution, to vote all shares of Common Stock of Funco, Inc. (the "Company") which the undersigned is entitled to vote at the 1996 Annual Meeting of Shareholders to be held at the Ramada Plaza Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota 55305, August 2, 1996, at 10:00 a.m. Central Daylight Time, and at any adjournment thereof, as directed below with respect to the proposals set forth below, all as more fully described in the Proxy Statement, and upon any other matter that may properly come before the meeting or any adjournment thereof.

1.   ELECTION OF DIRECTORS:

     |_| FOR all nominees listed below
         (except as marked to the contrary below)

     |_| WITHHOLD AUTHORITY to vote for all
         nominees listed below

            DAVID R. POMIJE   STANLEY A. BODINE   RICHARD T. GUIDERA
                    GEORGE E. MILEUSNIC   PATRICK J. FERRELL

(INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name in the space provided below.)

- - --------------------------------------------------------------------------------

2. APPROVAL OF AMENDMENT TO THE 1993 STOCK OPTION PLAN
                     |_| FOR    |_| AGAINST    |_| ABSTAIN

3. APPROVAL OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
                     |_| FOR    |_| AGAINST    |_| ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.


            (continued and to be signed and dated on the other side)


                           (continued from other side)

  The power to vote granted by this Proxy may be exercised by David R. Pomije and Stanley A. Bodine, jointly or singly, or their substitute(s), who are present and acting at said Annual Meeting or any adjournment of said Annual Meeting. The undersigned hereby revokes any and all prior proxies given by the undersigned to vote at this Annual Meeting.

  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDERS' INSTRUCTIONS. IF THE SHAREHOLDER(S) WHO EXECUTE THIS PROXY DO NOT WITHHOLD THEIR VOTES FOR THE ELECTION OF DIRECTORS AND DO NOT VOTE AGAINST OR ABSTAIN FROM VOTING ON PROPOSAL NO. 2 OR NO. 3, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR PROPOSALS NO. 2 AND NO. 3.

                                               It is urgent that each
                                               shareholder complete, date, sign
                                               and mail this Proxy as soon as
                                               possible. Your vote is important!

                                               Dated _____________________, 1996

                                               _________________________________
                                               Signature of Shareholder(s)

                                               _________________________________
                                               Signature of Shareholder(s)

                                               When signing as attorney,
                                               executor, administrator, trustee
                                               or guardian, please give your
                                               title as such. If signer is a
                                               corporation, please sign full
                                               corporation name by authorized
                                               officer.

                    PLEASE DO NOT FORGET TO DATE THIS PROXY.